UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 2014


                                 TUNGSTEN CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                       000-54342               98-0583175
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

1671 Southwest 105 Lane, Davie, Florida                            33324
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (954) 476-4638

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

RESTRICTED STOCK AWARD AGREEMENT - BIKERMAN

On January 31, 2014, Tungsten Corp., a Nevada corporation (the "Company") entered into a restricted stock award agreement (the "Bikerman Agreement") with David Bikerman pursuant to which Mr. Bikerman receives the right to 750,000 shares of restricted shares of common stock, par value $0.0001 per share of the Company (the "Bikerman Shares") in consideration for his services as a director for the Company.

Pursuant to the terms of the Bikerman Agreement, 187,500 of the Bikerman Shares will vest on April 30, 2014 and 62,500 of the Bikerman Shares will vest on each of the last day of June, September, December and March thereafter until the full amount of the Bikerman Shares are fully vested on June 30, 2016, subject to Mr. Bikerman's continued service to the Company. The Company may suspend Mr. Bikerman's right to the Bikerman Shares in the event the Company reasonably believes that Mr. Bikerman committed an act of misconduct. Additionally, all of the Bikerman Shares will automatically vest upon a change in control of the Company as defined in the Bikerman Agreement.

AMENDED AND RESTATED RESTRICTED STOCK AWARD AGREEMENT - GALDA

On January 31, 2014, the Company entered into an amended and restated restricted stock award agreement (the "Galda Agreement") with Joseph P. Galda pursuant to which Mr. Galda receives the right to 750,000 shares of restricted shares of common stock, par value $0.0001 per share of the Company (the "Galda Shares") in consideration for his services as a director for the Company.

Pursuant to the terms of the Galda Agreement, 250,000 of the Galda Shares will vest on April 30, 2014 and 62,500 of the Galda Shares will vest on each of the last day of June, September, December and March thereafter until the full amount of the Galda Shares are fully vested on March 31, 2016, subject to Mr. Galda's continued service to the Company. The Company may suspend Mr. Galda's right to the Galda Shares in the event the Company reasonably believes that Mr. Galda committed an act of misconduct. Additionally, all of the Galda Shares will automatically vest upon a change in control of the Company as defined in the Galda Agreement.

The foregoing descriptions of the Bikerman Agreement and the Galda Agreement are qualified in their entirety by reference to the provisions of the Bikerman
Agreement and the Galda Agreement filed as exhibits 10.1 and 10.2 to this Current Report on Form 8-K (this "Report"), respectively, which are incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosures set forth under Item 1.01 of this Report are incorporated by reference into this Item.

The issuance of the Bikerman Shares to Mr. Bikerman under the Bikerman Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act
("Regulation D"), such determination based upon representations made by Mr. Bikerman to the Company.

The issuance of the Galda Shares to Mr. Galda under the Galda Agreement was exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under
Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D, such determination based upon representations made by Mr. Galda to the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Restricted Stock Award Agreement dated as of January 31, 2014 between the Company and David Bikerman

10.2 Amended and Restated Restricted Stock Award Agreement dated as of January 31, 2014 between the Company and Joseph P. Galda

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TUNGSTEN CORP. (Registrant)


Date: February 4, 2014                 By: /s/ Guy Martin
                                           -------------------------------------
                                           Guy Martin
                                           President and Chief Executive Officer